SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C. 20549


                                 ----------


                                  FORM 8-K


                               CURRENT REPORT
                   PURSUANT TO SECTION 13 OR 15(D) OF THE
                      SECURITIES EXCHANGE ACT OF 1934


      Date of Report (Date of earliest event reported) APRIL 19, 1999




                      PLUM CREEK TIMBER COMPANY, L.P.
           (Exact name of registrant as specified in its charter)


        Delaware                       1-10239              91-1443693
        --------                       -------              ----------
(State or other jurisdiction of      (Commission          (I.R.S. Employer
 incorporation or organization)      File Number)        Identification No.)


        999 Third Avenue, Suite 2300                         98104-4096
            Seattle, Washington                              (Zip Code)
   (Address of principal executive offices)

     Registrant's telephone number, including area code (206) 467-3600



Item 5.    Other Events

      On April 19, 1999, at a Special Meeting of Unitholders of Plum Creek Timber Company, L.P., the Unitholders approved the proposed conversion of Plum Creek from a publicly traded master limited partnership to a publicly traded real estate investment trust (REIT). The proposal received an affirmative vote of 34,612,880 Units, representing 74.7% of the Units entitled to vote.

      As previously announced on April 9, 1999, Plum Creek, along with its general partner, entered into an agreement settling all litigation related to the conversion transaction. Plum Creek expects to convert to a REIT as soon as practicable following final court approval of the settlement. Court approval will be sought at a hearing scheduled for June 21, 1999.

Item 7.    Exhibits

      99.1  Press Release




                                 SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    PLUM CREEK TIMBER COMPANY, L.P.


                                    By:   Plum Creek Management Company L.P.,
                                          its General Partner



Date:  April 19, 1999               By:   /s/ DIANE M. IRVINE
                                       -------------------------------------
                                       Diane M. Irvine
                                       Vice President and Chief Financial
                                       Officer




                               EXHIBIT INDEX

Exhibit    Description
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 99.1      Press Release